Exhibit 99.1

                                  CERTIFICATION



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Defense Industries International, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB/A for the quarter ended September 30, 2002 of the Company fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November  14,  2002                   By:  /s/  JOSEPH FOSTBINDER
                                                  ---------------------------
                                                  Joseph Fostbinder
                                                  President





Date:  November  14,  2002                   By:  /s/  TSIPI MULDOVAN
                                                  ---------------------------
                                                  Tsipi Muldovan
                                                  Chief Financial  Officer